SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)              April 2, 2003

MANDALAY RESORT GROUP
(Exact Name of Registrant as specified in its charter)

Nevada	1-8570	88-0121916
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119
(Address of Principal Executive Offices)

Registrant's telephone number, including area code     (702) 632-6700

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION INCLUDED IN THIS REPORT

Item 5.    Other Events.

This report is being filed solely for the purpose of filing the press release included as an exhibit to this report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MANDALAY RESORT GROUP

Dated: April 3, 2003	By:	/s/ LES MARTIN
Les Martin
Vice President and Chief Accounting Officer

Index to Exhibits

No.	Description
99	Press Release dated April 2, 2003.